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Balanced Fund

Annual Report
January 31, 1999

[wesbanco logo]

President's Message

Dear Shareholder:

I am pleased to present the first Annual Report to Shareholders for WesMark Balanced Fund. This report covers the period from April 20, 1998--the date the fund began operation--through January 31, 1999. It gives you a complete picture of the fund's operation, beginning with an overview of the stock and bond markets and fund strategy by the portfolio manager, followed by a complete list of fund holdings and the financial statements.

WesMark Balanced Fund gives you access to a diversified, professionally managed portfolio of high-quality stocks and bonds. At the end of the reporting period, more than 60% of the fund's $60.9 million in assets was invested in common and preferred stocks. The rest of the fund's assets were invested across U.S. government agency bonds, corporate bonds, commercial paper and a money market mutual fund. I urge you to read the portfolio manager's discussion on the following page, which will familiarize you with how your investment is managed.

During its initial nine months of operation, the fund produced a total return of 5.50%.* Contributing to the total return were a share price decrease of $0.19 and capital gains totaling $0.49 per share.

Thank you for selecting WesMark Balanced Fund to pursue your financial goals through two key financial markets.

Sincerely,

/s/ Edward C. Gonzales
Edward C. Gonzales
President

March 15, 1999

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investment Review

It is our pleasure to review with you the results of the first year of operations for the WesMark Balanced Fund. This report covers the period from April 20, 1998 (date of initial public investment) to January 31, 1999. The fund provided a total return of 5.50%* during its 9/1//\\2 month reporting period. We think it is important that you understand our investment approach so that you can feel comfortable with your investment regardless of short-term market fluctuations.\\

We believe that the primary objective of the Balanced Fund is to strike a balance between current income and growth of capital. This is very difficult under current economic and financial market conditions. The dividend yield for the Standard & Poor's 500 Index is at historic lows.** Bond yields have dropped sharply in recent years. These circumstances make it difficult to attain what was once considered a reasonable income return.

At fiscal year end, the average dividend yield for stocks held by the fund was 2.49%. As of January 31, 1999, the 30-day SEC yield was 2.5%. We allocated 61.4% to stocks at year end. The bond portion of the fund is primarily mortgage securities. The fund held 32.4% of its assets in mortgage securities issued by the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. The yield for these securities is very high is relation to interest rates on U.S. Treasury Notes. We expect to continue to have mortgage securities represent a majority of the assets that are allocated toward bonds. Corporate Bond securities represent only 0.6% of the fund. We plan to increase our allocation to corporate bonds this year.

Our long-term goal is to maintain 50-60% of the assets in the fund invested in common stocks. Under the most favorable market conditions, we can increase the percentage allocated to stocks to as high as 70%. Under very unfavorable conditions, the percentage of the fund allocated to stocks may decline to as low as 30%.

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The S&P Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged, and investments cannot be made in an index.

WesMark Balanced Fund

Growth of $10,000 invested in WesMark Balanced Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Balanced Fund (the "Fund") from April 20, 1998 (start of performance) to January 31, 1999, compared to the Standard and Poor's 500 Index ("S&P 500")+, the Lipper Balanced Funds Average ("LBFA")++ and the Lehman Brothers Government Corporate Index (Total) ("LBGCI").+

The graphic presentation displayed here consists of a line graph. The corresponding components of the line graph are listed in the upper left hand corner. The WesMark Balanced Fund (the "Fund") is represented by a solid line. The Standard & Poor's 500 Index ("S&P 500") is represented by a dotted line, the Lipper Balanced Fund Average ("LBFA") is represented by a dashed line and the Lehman Brothers Government Corporate Index ("LBGCI") is represented by a broken line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund, the S&P 500, LBFA and the LBGCI. The "x" axis reflects computation periods from 4/20/98 (the Fund's start of performance) to 1/31/99. The "y" axis reflects the cost of the investment, beginning with $10,000 and going up to $12,000, in increments of $1,000. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the S&P 500, LBFA and the LBGCI. The ending values were $10,550, $11,940, $10,870 and $11,066, respectively.

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 * Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500, the LBFA and the LBGCI have been adjusted to reflect reinvestment of dividends on securities in the index and average.

 + The S&P 500 and the LBGCI are not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. These indices are unmanaged.

 ++ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

WesMark Balanced Fund
Portfolio of Investments

January 31, 1999


               Shares                                                                      Value

                       Common Stocks--58.3%
                       Banks-Major Regional--2.5%

30,000                 PNC Bank Corp.                                                        $ 1,535,625
                       Chemicals-Diversified--0.8%
10,000                 Du Pont (E.I.) de Nemours & Co.                                           511,875
                       Diversified Operations--10.2%
65,000                 Allied-Signal, Inc.                                                     2,535,000
35,000                 General Electric Co.                                                    3,670,625
                       Total                                                                   6,205,625
                       Drugs & Healthcare--2.4%

10,000                 Merck & Co., Inc.                                                       1,467,500
                       Electronic Components-Semiconductor--4.9%
30,000                 Texas Instruments, Inc.                                                 2,966,250
                       Health Services--0.7%
5,550                  McKesson HBOC, Inc.                                                       416,944
                       Instruments-Control--3.2%
30,000                 Honeywell, Inc.                                                         1,955,625
                       Insurance Property & Casualty--1.4%
15,000                 Chubb Corp.                                                               881,250
                       Office-Auto & Equipment--4.1%
20,000                 Xerox Corp.                                                             2,480,000
                       Oil & Gas Equipment & Services--3.8%
70,000                 Williams Cos., Inc. (The)                                               2,310,000
                       Oil Comp-Exploration & Production--2.7%
40,000                 Burlington Resources, Inc.                                              1,210,000
25,000                 Enron Oil & Gas Co.                                                       431,250
                       Total                                                                   1,641,250
                       Oil Field Services--1.1%

30,000                 Tidewater, Inc.                                                           648,750

                       Oil-Integrated--6.4%

8,000                  Atlantic Richfield Co.                                                $   459,000
90,000                 Phillips Petroleum Co.                                                  3,476,250
                       Total                                                                   3,935,250
                       Retail-Major Department Stores--2.0%

30,000                 Sears, Roebuck & Co.                                                    1,203,750
                       Telecommunications Equipment--0.8%
15,000                 Scientific-Atlanta, Inc.                                                  466,875
                       Utility-Electric Power--7.0%
80,000                 DPL, Inc.                                                               1,515,000
15,666                 Duke Energy Corp.                                                         968,355
25,000                 GPU, Inc.                                                               1,065,625
20,000                 Utilicorp United, Inc.                                                    700,000
                       Total                                                                   4,248,980
                       Utility-Gas Distribution--1.0%

30,000                 AGL Resources, Inc.                                                       603,750
                       Utility-Telephone--3.3%
30,000                 GTE Corp.                                                               2,025,000
                       Total Common Stocks (identified cost $28,596,675)                      35,504,299
                       Preferred Stocks--3.1%
                       Finance--1.6%

15,000                 Merrill Lynch Capital Trust III, Pfd.                                     377,813
25,000                 Merrill Lynch Capital Trust IV, Pfd.                                      634,375
                       Total                                                                   1,012,188
                       Telecommunications-Cellular--1.1%

5,000                  Airtouch Communications, Inc., Conv. Pfd., Series C, 4.25%                671,250
                       Utilities--0.4%
7,000                  MCN Energy Corp., PRIDES, 8.00%                                           243,250
                       Total Preferred Stocks (identified cost $1,636,719)                     1,926,688

Principal
Amount

or Shares                                                                                          Value
                       Corporate Bond--0.6%

$250,000               Rite Aid Corp., 5.25%, 9/15/2002 (identified cost                     $   364,375
                       $280,849)
                       Government Agencies--32.4%
                       Federal Farm Credit Bank--3.5%

2,000,000              7.10%, 11/12/2002                                                       2,136,796
                       Federal Home Loan Bank--1.4%
800,000                6.67%, 5/10/2001                                                          828,257
                       Federal Home Loan Mortgage Corporation--19.2%
3,000,000              5.50%, 12/11/2013                                                       3,001,146
1,941,444              6.00%, 10/1/2013                                                        1,954,219
4,908,798              6.50%, 9/1/2018                                                         4,981,252
1,749,427              6.50%, 3/1/2013                                                         1,782,612
                       Total                  11,719,229
                       Tennessee Valley Authority--8.3%

5,000,000              Tennessee Valley Authority, Bond, Series G, 5.375%,                     5,039,690
                       11/13/2008
                       Total Government Agencies (identified cost $19,498,968)                19,723,972
                       Commercial Paper--3.3%
2,000,000              (a)Federated General Electric Co., 4.83%, 2/24/1999 (at                 1,993,828
                       amortized cost)
                       Mutual Fund--1.8%

1,095,702              Federated U.S. Treasury Cash Reserves Fund (at net asset                1,095,702
                       value)
                       Total Investments (identified cost $53,102,741)(b)                    $60,608,864


(a) Discount rate at time of purchase.

(b) The cost of investments for federal tax purposes amounts to $53,102,741. The net unrealized appreciation of investments on a federal tax basis amounts to $7,506,123 which is comprised of $9,500,389 appreciation and $1,994,266 depreciation at January 31, 1999.

Note: The categories of investments are shown as a percentage of net assets
      ($60,886,626) at January 31, 1999.

The following acronym is used throughout this portfolio:
PRIDES--Preferred Redeemable Increased Dividend Equity Securities
(See Notes which are an integral part of the Financial Statements)

WesMark Balanced Fund
Statement of Assets and Liabilities

January 31, 1999

Assets:

Total investments in securities, at value (identified and tax cost $53,102,741)                                   $60,608,864
Cash                                                                                                                  126,863
Income receivable                                                                                                     177,687
Receivable for shares sold                                                                                            153,600
Total assets                                                                                                       61,067,014
Liabilities:

Income distribution payable                                                                         $114,826
Accrued expenses                                                                                      65,562
Total liabilities                                                                                                     180,388
Net Assets for 6,208,096 shares outstanding                                                                       $60,886,626
Net Assets Consist of:

Paid in capital                                                                                                   $52,499,034
Net unrealized appreciation of investments                                                                          7,506,123
Accumulated net realized gain on investments                                                                          902,785
Distributions in excess of net investment income                                                                      (21,316)
Total Net Assets                                                                                                  $60,886,626
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$60,886,626 / 6,208,096 shares outstanding                                                                              $9.81

(See Notes which are an integral part of the Financial Statements)

WesMark Balanced Fund
Statement of Operations

Period Ended January 31, 1999 (a)


Investment Income:

Dividends                                                                                                          $   610,513
Interest                                                                                                             1,280,661
Total income                                                                                                         1,891,174

Expenses:

Investment advisory fee                                                                          $339,662
Administrative personnel and services fee                                                          64,592
Custodian fees                                                                                     16,514
Transfer and dividend disbursing agent fees and expenses                                           30,097
Directors'/Trustees' fees                                                                           2,750
Auditing fees                                                                                      14,252
Legal fees                                                                                          1,538
Portfolio accounting fees                                                                          37,118
Share registration costs                                                                           37,491
Printing and postage                                                                               11,431
Insurance premiums                                                                                  3,701
Miscellaneous                                                                                         764
Total expenses                                                                                    559,910
Waiver--

Waiver of investment advisory fee                                                                 (39,892)
Net expenses                                                                                                           520,018
Net investment income                                                                                                1,371,156
Realized and Unrealized Gain on Investments:

Net realized gain on investments                                                                                     3,910,501
Net change in unrealized depreciation of investments                                                                (1,990,218)
Net realized and unrealized gain on investments                                                                      1,920,283
Change in net assets resulting from operations                                                                    $  3,291,439

(a) For the period from April 20, 1998 (date of initial public investment) to January 31, 1999.

(See Notes which are an integral part of the Financial Statements)

WesMark Balanced Fund
Statement of Changes in Net Assets


                                                                                                          Period Ended
                                                                                                       January 31, 1999(a)

Increase (Decrease) in Net Assets:
Operations--

Net investment income                                                                                          $ 1,371,156
Net realized gain on investments ($3,910,679 as computed for federal tax purposes)                               3,910,501
Net change in unrealized depreciation                                                                           (1,990,218)
Change in net assets resulting from operations                                                                   3,291,439
Distributions to Shareholders--
Distributions from net investment income                                                                        (1,392,294)
Distributions from net realized gains                                                                           (3,007,894)
Change in net assets resulting from distributions to shareholders                                               (4,400,188)
Share Transactions--
Proceeds from sale of shares                                                                                    11,694,585
Proceeds from shares issued in connection with the merger of
Common Trust Funds                                                                                              53,660,556(b)
Net asset value of shares issued to shareholders in payment of
distributions declared                                                                                             245,179
Cost of shares redeemed                                                                                         (3,604,945)
Change in net assets resulting from share transactions                                                          61,995,375
Change in net assets                                                                                            60,886,626
Net Assets:
Beginning of period                                                                                                     --
End of period                                                                                                  $60,886,626

(a) For the period from April 20, 1998 (date of initial public investment) to January 31, 1999.

(b) Includes $9,496,341 of unrealized appreciation at April 20, 1998, related to the acquisition of Common Trust Funds.

(See Notes which are an integral part of the Financial Statements)

WesMark Balanced Fund
Financial Highlights

(For a share outstanding throughout the period)


                                                                                         Period Ended
                                                                                          January 31,

                                                                                            1999(a)

Net asset value, beginning of period                                                           $ 10.00
Income from investment operations
Net investment income                                                                             0.24
Net realized and unrealized gain on investments                                                   0.30
Total from investment operations                                                                  0.54
Less distributions
Distributions from net investment income                                                         (0.24)
Distributions from net realized gain on investments                                              (0.49)
Total distributions                                                                              (0.73)
Net asset value, end of period                                                                 $  9.81
Total return (b)                                                                                  5.50%
Ratios to average net assets
Expenses                                                                                          1.15%*
Net investment income                                                                             3.03%*
Expense waiver/reimbursement (c)                                                                  0.09%*
Supplemental data
Net assets, end of period (000 omitted)                                                        $60,887
Portfolio turnover                                                                                  57%

 * Computed on an annualized basis.

(a) Reflects operations for the period from April 20, 1998 (date of initial public investment) to January 31, 1999.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

WesMark Balanced Fund
Notes to Financial Statements

January 31, 1999

WesMark Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of Wesmark Balanced Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide capital appreciation and income.

On April 20, 1998, the Fund acquired a portfolio of a common trust fund managed by WesBanco Bank Wheeling, the Fund's adviser. The acquisition was a tax-free exchange of 5,366,055 shares of the Fund valued at $53,660,556 and unrealized appreciation of $9,496,341.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

   Investment Valuations--U.S. government securities, listed corporate bonds, and other fixed income and asset-backed securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

   Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

   Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. These differences are primarily due to differing treatments for paydown gains and losses. The following reclassifications have been made to the financial statements.

            Increase (Decrease)
    Accumulated Net     Undistributed Net

  Realized Gain/Loss    Investment Income
          $178                $(178)

   Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

   Federal Taxes--It is the Fund policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

   When-Issued and Delayed Delivery Transactions--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

   Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

   Other--Investment transactions are accounted for on the trade date.

3.   Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).


Transactions in shares were as follows:

                                                                      Period Ended

        January 31, 1999(a) Shares sold 1,184,327 Proceeds from shares issued in connection with the merger of Common Trust Funds 5,366,055 Shares issued to shareholders in payment of distributions declared 24,813 Shares redeemed
(367,099)

 Net change resulting from share transactions 6,208,096          (a) Reflects operations for the period from April 20, 1998 (date of initial public investment) to January 31, 1999.

4.  Investment Advisory Fee and Other Transactions with Affiliates

   Investment Advisory Fee--WesBanco Bank Wheeling, the Fund's investment adviser (the "Adviser" or "WesBanco"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

   Administrative Fee--Federated Services Company ("FServ") provides the Fund with certain administrative personnel and services. The fee paid to FServ is based on the level of average aggregate net assets of the Trust for the period.

   Distribution Services Fee--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Edgewood Services, Inc., the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund annually, to compensate Edgewood Services, Inc. For the period ended January 31, 1999, the Fund did not incur a distribution services fee.

   Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with WesBanco, the Fund will pay WesBanco up to 0.25% of average daily net assets of the Fund for the period. The fee paid to WesBanco is used to finance certain services for shareholders and to maintain shareholder accounts. For the period ended January 31, 1999, the Fund did not incur a shareholder services fee.

   Transfer and Dividend Disbursing Agent Fees and Expenses--FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

   Portfolio Accounting Fees--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

   Custodian Fees--WesBanco is the Fund's custodian. The fee is based on the market value of Fund securities held in custody plus certain securities transaction charges.

   Interfund Transactions--During the period ended January 31, 1999, the Fund engaged in purchase and sale transactions with mutual funds and/or common trust funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $28,301,412 and $27,205,673, respectively.

   Other Affiliated Parties and Transactions--Pursuant to an exemptive order issued by the SEC, the Fund may invest in the Federated U.S. Treasury Cash Reserves Fund. As of January 31, 1999, the Fund owned 0.04% of outstanding shares of Federated U.S. Treasury Cash Reserves Fund, which is distributed by an affiliate of the Fund's distributor.

   General--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

5.   Investment Transactions

Purchases and sales of investments, excluding short-term and conversion securities for the period ended January 31, 1999, were as follows:

Purchases                                                 $38,242,571
Sales                                                     $30,897,746

6.   Year 2000 (Unaudited)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund Adviser and Administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Independent Auditors' Report

To the Board of Trustees of WESMARK FUNDS and Shareholders of WESMARK BALANCED
FUND:

We have audited the accompanying statement of assets and liabilities of WesMark Balanced Fund (a portfolio of WesMark Funds), including the portfolio of investments, as of January 31, 1999, and the related statement of operations, changes in net assets and the financial highlights for the period from April 20, 1998 (date of initial public investment) to January 31, 1999. These financial statements and financial highlights are the responsibility of WesMark Balanced Fund's management. Our responsibility is to express an opinion of these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of January 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principals used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WesMark Balanced Fund as of January 31, 1999, the results of its operations, the changes in its net assets and financial highlights for the respective stated period in conformity with generally accepted accounting principles.

DELOITTE & TOUCHELLP

Pittsburgh, Pennsylvania
March 19, 1999

Trustees  Officers
John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.

Nicholas P. Constantakis
William J. Copeland
John F. Cunningham
Lawrence D. Ellis, M.D.
Edward C. Gonzales
Peter E. Madden

Charles F. Mansfield, Jr., J.D., S.J.D.
John E. Murray, Jr.
Marjorie P. Smuts
John S. Walsh
John F. Donahue

 Chairman
Edward C. Gonzales

 President and Treasurer
J. Christopher Donahue

 Executive Vice President
John W. McGonigle

 Executive Vice President and Secretary
Richard B. Fisher

 Vice President
C. Christine Thomson

 Vice President and Assistant Treasurer
C. Todd Gibson

 Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

[wesmark logo]

Annual Report
Dated January 31, 1999

[federated investors logo]

Cusip 951025303

G02160-12 (3/99)

[wesbanco logo]

[wesmark logo]

Bond Fund

Annual Report
January 31, 1999

[wesmark logo]

President's Message

Dear Shareholder:

I am pleased to present the first Annual Report to Shareholders for WesMark Bond Fund. This report covers the period from April 20, 1998--the date the fund began operation--through January 31, 1999. It gives you a complete picture of the fund's operation, beginning with an overview of the bond market and fund strategy by the portfolio manager, followed by a complete list of fund holdings and the financial statements.

WesMark Bond Fund is managed to help your money earn income through a diversified, professionally managed portfolio that consists primarily of high-quality bonds. At the end of the reporting period, the fund's $117.6 million in net assets was invested most heavily in U.S. government mortgage-backed bonds. I urge you to read the portfolio manager's discussion on the following page, which will familiarize you with how your investment is managed.

During its initial nine months of operation, the fund produced a total return of 5.70%.* Contributing to the total return were a share price increase of $0.11, income totaling $0.43 per share, and capital gains totaling $0.02 per share.

Thank you for selecting WesMark Bond Fund to pursue your financial goals through high-quality bonds.

Sincerely,

/s/ Edward C. Gonzales
Edward C. Gonzales
President

March 15, 1999

*Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investment Review

It is our pleasure to review with you the results of the first year of operations for the WesMark Bond Fund. This report covers the period from April 20, 1998 (date of initial public investment) to January 31, 1999. The fund provided a total return of 5.70%* during its 9/1//\\2 month reporting period. We think it is important that you understand our investment approach so that you can feel comfortable with your investment regardless of short-term market fluctuations.\\

The fund is designed to be a multi-sector bond fund. The fund can invest in U.S. Treasury and Federal Agency notes and bonds, mortgage securities, and corporate bonds. The fund will allocate assets in the fund into those sectors of the bond market that we judge to be the most attractive based on the current economic environment and yields on each sector in relation to historical norms.

Interest rates continued to decline throughout most of the year. We expect inflation to remain low for an extended period and, as a consequence, we expect interest rates to decline further. Currently, interest rates are relatively high in relation to inflation. Interest rates may not decline much while the U.S. economy grows at its current rate, but we expect that the growth rate will slow, enabling interest rates to decline.

The fund has 86.6% of its assets invested in mortgage securities issued by the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. The yield for these securities is very high in relation to interest rates for U.S. Treasury Notes. We expect that mortgage securities will continue to represent a majority of the assets in the fund during 1999. Corporate securities represented only 6.1% at year end. We plan to increase the allocation this year. The fund has a very high quality with an average bond rating of AAA. The weighted average duration for the fund is 4.07 years.

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

WesMark Bond Fund

Growth of $10,000 invested in WesMark Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Bond Fund (the "Fund") from April 20, 1998 (start of performance) to January 31, 1999, compared to the Lipper Intermediate Government Funds Average ("LIGFA")+ and the Lehman Brothers Government/Corporate Index ("LBGCI").++

The graphic presentation displayed here consists of a line graph. The corresponding components of the line graph are listed in the upper left hand corner. The WesMark Bond Fund (the "Fund") is represented by a solid line. The Lehman Brothers Government/Corporate Index ("LBGCI") is represented by a dotted line and the Lipper Intermediate Government Funds Average ("LIGFA") is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund, the LBGCI and the LIGFA. The "x" axis reflects computation periods from 4/20/98 (the Fund's start of performance) to 1/31/99. The "y" axis reflects the cost of the investment, beginning with $10,000 and going up to $12,000, in increments of $1,000. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the LBGCI and the LIGFA. The ending values were $10,570, $11,066 and $10,880, respectively.

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 * Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LIGFA and the LBGCI have been adjusted to reflect reinvestment of dividends on securities in the index and average.

 + Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

 ++ LBGCI is not adjusted to reflect sales loads, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.


WesMark Bond Fund
Portfolio of Investments

January 31, 1999


         Principal

          Amount                                                                                          Value
                             Corporate Bonds--6.1%

                             Basic Materials--0.9%

       $1,000,000            Worthington Industries, Inc., 7.125%, 5/15/2006                        $ 1,058,967
                             Finance--1.6%
         750,000             Merrill Lynch & Co., Inc., Note, 7.00%, 1/15/2007                          799,276
       1,000,000             National City Corp., Sub. Note, 6.625%, 3/1/2004                         1,050,282
                             Total                                                                    1,849,558
                             Finance - Automotive--1.3%
         500,000             Ford Motor Credit Corp., Note, 8.375%, 1/15/2000                           513,212
       1,000,000             General Motors Acceptance Corp., Note, 7.00%,                            1,016,083
                             3/1/2000

                             Total                                                                    1,529,295
                             Instruments - Control--0.9%
       1,000,000             Honeywell, Inc., 7.00%, 3/15/2007                                        1,092,727
                             Oil--0.5%
         500,000             Union Oil of California, 9.125%, 2/15/2006                                 577,179
                             Retail--0.9%
       1,000,000             Penney (J.C.) Co., Inc., Note, 7.60%, 4/1/2007                           1,085,544
                             Total Corporate Bonds (identified cost $6,767,226)                       7,193,270
                             Government Agencies--86.6%
                             Federal Farm Credit Bank--4.3%
       5,000,000             6.46%, 4/2/2008                                                          5,077,040
                             Federal Home Loan Bank--29.3%
       3,000,000             5.475%, 1/12/2009                                                        3,033,057
      10,000,000             5.80%, 9/2/2008                                                         10,366,630
       6,335,000             5.83%, 9/30/2013                                                         6,367,315
       2,000,000             6.39%, 7/5/2005                                                          2,126,590
       4,000,000             6.50%, 9/9/2008                                                          4,005,416
       3,000,000             6.865%, 10/23/2007                                                       3,066,396
      $1,450,000             7.26%, 10/30/2002                                                      $ 1,458,047
       1,570,000             7.46%, 9/9/2004                                                          1,742,240
       2,000,000             7.87%, 10/20/2004                                                        2,263,372
                             Total                                                                   34,429,063
                             Federal Home Loan Mortgage Corporation--31.3%

       5,006,205             6.00%, 4/1/2013                                                          5,040,648
      12,733,188             6.50%, 3/1/2013 - 5/1/2013                                              12,974,737
       4,000,000             6.69%, 4/23/2008                                                         4,005,844
       4,000,000             6.846%, 10/10/2007                                                       4,084,832
      10,483,247             7.00%, 7/1/2011 - 3/1/2018                                              10,761,331
                             Total                                                                   36,867,392
                             Federal National Mortgage Association--21.7%

       8,754,652             6.00%, 10/1/2013                                                         8,812,257
       2,000,000             6.45%, 2/14/2002                                                         2,028,034
       7,637,446             6.50%, 5/1/2018 - 9/1/2018                                               7,742,232
       2,000,000             6.54%, 10/3/2005                                                         2,147,014
       2,000,000             6.59%, 5/21/2008                                                         2,051,710
       1,000,000             6.85%, 4/5/2004                                                          1,075,301
       1,659,303             7.00%, 2/1/2018                                                          1,700,620
                             Total                                                                   25,557,168
                             Total Government Agencies (identified cost $100,135,317)               101,930,663
                             Preferred Stocks--2.1%
                             Finance--2.1%

          50,000             ML Preferred Capital Trust III, Pfd.                                   $ 1,259,375
          25,000             Merrill Lynch Capital Trust IV, Pfd.                                       634,375
          20,500             Reliastar Financing I, Pfd.                                                527,875
                             Total Preferred Stock (identified cost $2,389,038)  2,421,625
                             Mutual Fund--4.1%

       4,760,745             Federated Prime Obligations Fund (at net asset value)                    4,760,745
                             Total Investments (identified cost $114,052,326)(a)                  $ 116,306,303

(a) The cost of investments for federal tax purposes amounts to $114,052,326. The net unrealized appreciation of investments on a federal tax basis amounts to $2,253,977 which is comprised of $2,327,027 appreciation and $73,050 depreciation at January 31, 1999.

Note: The categories of investments are shown as a percentage of net assets
      ($117,645,663) at January 31, 1999.

(See Notes which are an integral part of the Financial Statements)


WesMark Bond Fund
Statement of Assets and Liabilities

January 31, 1999

Assets:
Total investments in securities, at value (identified and tax cost $114,052,326)                       $ 116,306,303
Income receivable                                                                                          1,628,887
Receivable for shares sold                                                                                   220,290
 Total assets                                                                                            118,155,480
Liabilities:
Payable for shares redeemed                                                                $ 34
Income distribution payable                                                             416,912
Accrued expenses                                                                         92,871
 Total liabilities                                                                      509,817
Net Assets for 11,639,910 shares outstanding                                      $ 117,645,663
Net Assets Consist of:

Paid in capital                                                                                       $  115,320,810
Net unrealized appreciation of investments                                                                 2,253,977
Accumulated net realized gain on investments                                                                  70,876
 Total Net Assets                                                                                      $ 117,645,663
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$117,645,663 / 11,639,910 shares outstanding                                                                  $10.11

(See Notes which are an integral part of the Financial Statements)


WesMark Bond Fund
Statement of Operations

Period Ended January 31, 1999 (a)

Investment Income:
Dividends                                                               $   120,754
Interest                                                                  5,204,825

 Total income                                                             5,325,579
Expenses:
Investment advisory fee                                                 $   504,656
Administrative personnel and services fee                                   119,961
Custodian fees                                                               17,146
Transfer and dividend disbursing agent fees and expenses                     41,104
Directors'/Trustees' fees                                                     3,004
Auditing fees                                                                14,008
Legal fees                                                                    1,541
Portfolio accounting fees                                                    37,609
Share registration costs                                                     50,310
Printing and postage                                                         13,346
Insurance premiums                                                            5,047
Miscellaneous                                                                   799
 Total expenses                                                             808,531
Waiver--

 Waiver of investment advisory fee                                          (55,469)
  Net expenses                                                              753,062

    Net investment income                                                 4,572,517
Realized and Unrealized Gain on Investments:
Net realized gain on investments                                            337,566
Net change in unrealized appreciation of investments                        951,644
 Net realized and unrealized gain on investments                          1,289,210
  Change in net assets resulting from operations                       $  5,861,727

(a) For the period from April 20, 1998 (date of initial public investment) to January 31, 1999.

(See Notes which are an integral part of the Financial Statements)


WesMark Bond Fund
Statement of Changes in Net Assets

                                                                                      Period Ended
                                                                                   January 31, 1999(a)

Increase (Decrease) in Net Assets:

Operations--

Net investment income                                                                   $ 4,572,517
Net realized gain on investments ($337,566 as computed for federal tax purposes)            337,566
Net change in unrealized appreciation                                                      951,644
 Change in net assets resulting from operations                                           5,861,727
Distributions to Shareholders--
Distributions from net investment income                                                 (4,572,517)
Distributions from net realized gains                                                      (266,690)
 Change in net assets resulting from distributions to shareholders (4,839,207)
Share Transactions-- Proceeds from sale of shares 29,836,051 Proceeds from shares issued in connection with the merger of Common Trust Funds 94,009,198(b)
Net asset value of shares issued to shareholders in payment of distributions declared 1,030,624 Cost of shares redeemed (8,252,730)

 Change in net assets resulting from share transactions                                 116,623,143
   Change in net assets                                                                 117,645,663

Net Assets:

Beginning of period                                                                             --
End of period                                                                         $ 117,645,663

(a) For the period from April 20, 1998 (date of initial public investment) to January 31, 1999.

(b) Includes $1,302,333 of unrealized appreciation, at April 20, 1998, related to the acquisition of Common Trust Funds.

(See Notes which are an integral part of the Financial Statements)


WesMark Bond Fund
Financial Highlights

(For a share outstanding throughout the period)

                                                                      Period Ended
                                                                       January 31,

                                                                         1999(a)

Net asset value, beginning of period                                        $10.00
Income from investment operations

 Net investment income                                                        0.43
 Net realized and unrealized gain on investments                              0.13
 Total from investment operations                                             0.56
Less distributions

 Distributions from net investment income                                    (0.43)
 Distributions from net realized gains                                       (0.02)
 Total distributions                                                         (0.45)
Net asset value, end of period                                              $10.11
Total return (b)                                                              5.70%
Ratios to average net assets
 Expenses                                                                     0.90%*
 Net investment income                                                        5.47%*
 Expense waiver/reimbursement (c)                                             0.07%*
Supplemental data

 Net assets, end of period (000 omitted)                                  $117,646
 Portfolio turnover                                                             39%

  * Computed on an annualized basis.

(a) Reflects operations for the period from April 20, 1998 (date of initial public investment) to January 31, 1999.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

WesMark Bond Fund
Notes to Financial Statements

January 31, 1999

1.   Organization

WesMark Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of Wesmark Bond Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide high current income consistent with preservation of capital.

On April 20, 1998, the Fund acquired the assets of two common trust funds managed by WesBanco Bank Wheeling, the Fund's adviser. The acquisition was a tax-free exchange of 9,400,919 shares of the Fund valued at $94,009,198 and unrealized appreciation of $1,302,333.

2.   Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

   Investment Valuations -- U.S. government securities and listed corporate bonds, are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

   Investment Income, Expenses and Distributions -- Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

   Federal Taxes -- It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

   When-Issued and Delayed Delivery Transactions -- The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

   Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

   Other -- Investment transactions are accounted for on the trade date.

3.   Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).


Transactions in shares were as follows:

                                                                         Period Ended
                                                                      January 31, 1999(a)

Shares sold                                                                  2,955,796

Proceeds from shares issued in connection with the merger of

Common Trust Funds                                                           9,400,919
Shares issued to shareholders in payment of distributions declared             102,148
Shares redeemed                                                               (818,953)
 Net change resulting from share transactions 11,639,910          (a) Reflects operations for the period from April 20, 1998 (date of initial public investment) to January 31, 1999.

4.  Investment Advisory Fee and Other Transactions with Affiliates

   Investment Advisory Fee--WesBanco Bank Wheeling, the Fund's investment adviser (the "Adviser" or "WesBanco"), receives for its services an annual investment advisory fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

   Administrative Fee -- Federated Services Company ("FServ") provides the Fund with certain administrative personnel and services. The fee paid to FServ is based on the level of average aggregate net assets of the Trust for the period.

   Distribution Services Fee -- The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Edgewood Services, Inc., the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund annually, to compensate Edgewood Services, Inc. For the period ended January 31, 1999, the Fund did not incur a distribution services fee.

   Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with WesBanco, the Fund will pay WesBanco up to 0.25% of average daily net assets of the Fund for the period. The fee paid to WesBanco is used to finance certain services for shareholders and to maintain shareholder accounts. For the period ended January 31, 1999, the Fund did not incur a shareholder services fee.

   Transfer and Dividend Disbursing Agent Fees and Expenses -- FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

   Portfolio Accounting Fees -- FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

   Custodian Fees -- WesBanco is the Fund's custodian. The fee is based on the market value of Fund securities held in custody plus certain securities transaction charges.

   Interfund Transactions -- During the period ended January 31, 1999, the Fund engaged in purchase and sale transactions with mutual funds and/or common trust funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $51,910,245 and $47,149,470, respectively.

   Other Affiliated Parties and Transactions -- Pursuant to an exemptive order issued by the SEC, the Fund may invest in certain affiliated money market funds. As of January 31, 1999, the Fund owned 0.05% of outstanding shares of Federated Prime Obligations Fund, which is distributed by an affiliate of the Fund's distributor.

   General -- Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

5.  Investment Transactions

Purchases and sales of investments, excluding short-term and conversion securities for the period ended January 31, 1999, were as follows:

Purchases                                                 $77,388,221
Sales                                                     $39,261,897

6.   Year 2000 (Unaudited)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Independent Auditors' Report

To the Board of Trustees of WESMARK FUNDS

and Shareholders of WESMARK BOND FUND:

We have audited the accompanying statement of assets and liabilities of WesMark Bond Fund (a portfolio of WesMark Funds), including the portfolio of investments, as of January 31, 1999, and the related statement of operations, changes in net assets and the financial highlights for the period from April 20, 1998 (date of initial public investment) to January 31, 1999. These financial statements and financial highlights are the responsibility of WesMark Bond Fund's management. Our responsibility is to express an opinion of these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of January 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of WesMark Bond Fund as of January 31, 1999, the results of its operations, the changes in its net assets and financial highlights for the respective stated period in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
March 19, 1999

Trustees  Officers

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.

Nicholas P. Constantakis
William J. Copeland
John F. Cunningham
Lawrence D. Ellis, M.D.
Edward C. Gonzales
Peter E. Madden
Charles F. Mansfield, Jr.

John E. Murray, Jr., J.D., S.J.D.
Marjorie P. Smuts
John S. Walsh
John F. Donahue

 Chairman
Edward C. Gonzales

 President and Treasurer
J. Christopher Donahue

 Executive Vice President
John W. McGonigle

 Executive Vice President and Secretary
Richard B. Fisher

 Vice President
C. Christine Thomson

 Vice President and Assistant Treasurer
C. Todd Gibson

 Assistant Secretary

 Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information. [wesmark logo]

                                 Annual Report

Dated January 31, 1999 [federated investors logo] Cusip 951025402 G02160-11 (3/99) [wesmark logo]

[logo of WesMark Growth Fund]
Growth
Fund

Annual Report
January 31, 1999

[logo of WesMarkFunds]

President's Message

Dear Shareholder:

I am extremely pleased to present the second Annual Report to Shareholders for WesMark Growth Fund. This report covers the 12-month period from February 1, 1998 through January 31, 1999. It gives you a complete picture of the fund's operation, beginning with an overview of the stock market and fund strategy by the fund's manager, followed by a complete list of fund holdings and the financial statements.

WesMark Growth Fund is managed to help your money grow over time. To pursue that objective, the fund invests in a diversified portfolio of stocks selected for their long-term potential to provide above-average returns.

During the fiscal year, the fund produced a total return of 22.58%.* Contributing to the total return were a share price increase of $1.59, income totaling $0.06 per share, and capital gains totaling $0.79 per share. The fund's net assets totaled $135 million at the end of the reporting period.

Thank you for pursuing your longer-term financial goals through the professional management and diversification of WesMark Growth Fund.

Sincerely,

/s/ Edward C. Gonzales
Edward C. Gonzales
President

March 15, 1999

* Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investment Review

The year 1998 was remarkable in many respects. The term "record high" was repeated many times in reporting on the stock market. The Standard & Poor's 500 completed its fourth consecutive year with a return above 20% which, of course, was a record.* Surprisingly, the simple average of all New York Stock Exchange listed stocks declined 4% for the year. The dramatic rise in price of a limited number of stocks which were heavily weighted in the Standard & Poor's 500 Index and other market indices accounted for most of the increase in value and created a public image of a strongly rising stock market that was not a true reflection of the actual change in price for most stocks.

The performance of the U.S. economy can only be described as awesome. Inflation and interest rates continued to decline with reasonable expectations of further declines in 1999. The unemployment rate fell to a 30-year low. The U.S. federal budget was in surplus for the first time in quite a few years. Corporate profits were weaker than 1997, but expectations for earnings growth in 1999 were improving at year end. The exciting growth of the internet holds great promise for the future.

Unfortunately, expectations may have exceeded reality. Price-earnings ratios are at unsustainably high-levels for stocks of many companies with the greatest growth prospects. The word "dividend" is rarely mentioned.

Our management philosophy as discussed in last year's letter remains a cornerstone of our investment decisions. The return of 22.58% was disappointing only to those who believe the Standard & Poor's 500 Index is representative of the average stock. The fund has provided a cumulative return of 44.95% since inception in April, 1997, for an average annual return of 22.86%.** We believe that our investment philosophy will produce rewarding long-term rates of return. Our primary focus will be to invest in companies with above average long-term prospects and to have the patience to allow these investments time to contribute a positive rate of return.

* The S&P Index is an unmanaged capitalization-weighted index of 500 Stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 Stocks representing all major industries. The index is unmanaged, and investments cannot be made in an index.

** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

WesMark Growth Fund

Growth of $10,000 invested in WesMark Growth Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark Growth Fund (the "Fund") from April 14, 1997 (start of performance) to January 31, 1999, compared to the Standard and Poor's 500 Index ("S&P 500")+ and Lipper Growth Funds Average ("LGFA").++

The graphic presentation displayed here consists of a line graph. The corresponding components of the line graph are listed in the upper left hand corner. The WesMark Growth Fund (the "Fund") is represented by a solid line. The Standard & Poor's 500 Index ("S&P 500") is represented by a dotted line and the Lipper Growth Funds Average ("LGFA") is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund, the S&P 500 and the LGFA. The "x" axis reflects computation periods from 4/14/97 (the Fund's start of performance) to 1/31/99. The "y" axis reflects the cost of the investment, beginning with $10,000 and going up to $19,000, in increments of $3,000. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the S&P 500 and the LGFA. The ending values were $14,495, $18,814 and $17,642, respectively.

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 * Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P 500 and the LGFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

 + The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

 ++ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

WesMark Growth Fund

Portfolio of Investments

January 31, 1999



Shares                                                                               Value
Common Stocks--91.7%

                      Banks - Major Regional--1.9%

  $50,000             PNC Bank Corp.                                                   2,559,375
                      Chemicals - Diversified--1.0%
   25,000             Du Pont (E.I.) de Nemours & Co.                                  1,279,687
                      Computer Services--4.0%
  140,000             First Data Corp.                                                 5,363,750
                      Computers - Mini--2.9%
   50,000             Hewlett-Packard Co.                                              3,918,750
                      Cosmetics & Toiletries--0.4%
   10,000             Gillette Co.                                                       587,500
                      Diversified Operations--6.8%
  115,000             Allied-Signal, Inc.                                              4,485,000
   45,000             General Electric Co.                                             4,719,375
                      Total                                                            9,204,375
                      Electronic Components--7.2%

   90,000             (a)EMC Corp. Mass                                                9,798,750
                      Electronic Components - Semiconductor--11.3%
   85,000             (a)Adaptec, Inc.                                                 1,965,625
   40,000             Motorola, Inc.                                                   2,890,000
  105,000             Texas Instruments, Inc.                                         10,381,875
                      Total                                                           15,237,500
                      Finance--0.5%

   15,000             Countrywide Credit Industries, Inc.                                712,500
                      Healthcare Services--5.1%
  150,000             (a)HEALTHSOUTH Corp.                                             2,034,375
  110,000             (a)Health Management Association, Class A                        1,381,875
   46,250             McKesson HBOC, Inc.                                              3,474,531
                      Total                                                            6,890,781
                      Instruments - Control--2.9%

   60,000             Honeywell, Inc.                                                  3,911,250
                      Insurance Property & Casualty--2.3%
   10,000             American International Group, Inc.                               1,029,375
   35,000             Chubb Corp.                                                      2,056,250
                      Total                                                            3,085,625
                      Networking Products--9.9%

  120,000             (a)Cisco Systems, Inc.                                          13,387,500
                      Office - Auto & Equipment--2.3%
   25,000             Xerox Corp.                                                      3,100,000
                      Oil & Gas Drilling--2.2%
  115,000             Transocean Offshore, Inc.                                        2,939,688
                      Oil & Gas Equipment & Services--2.2%
   90,000             Williams Cos., Inc. (The)                                        2,970,000
                      Oil Comp - Exploration & Production--5.1%
   90,000             Burlington Resources, Inc.                                       2,722,500
  240,000             Enron Oil & Gas Co.                                              4,140,000
                      Total                                                            6,862,500
                      Oil Field Services--0.9%

  200,000             (a)Pride International, Inc.                                     1,275,000
                      Oil - Integrated--4.3%
  150,000             Phillips Petroleum Co.                                           5,793,750
                      Retail - Major Department Stores--4.5%
  100,000             (a)Saks, Inc.                                                    3,681,250
   60,000             Sears, Roebuck & Co.                                             2,407,500
                      Total                                                            6,088,750
                      Telecommunications Equipment--8.3%

   10,000             (a)Gilat Satellite Networks                                        629,375
  150,000             Scientific-Atlanta, Inc.                                         4,668,750
  120,000             Telefonaktiebolaget LM Ericsson, Class B, ADR                    3,345,000
   30,000             (a)Tellabs, Inc.                                                 2,572,500
                      Total                                                           11,215,625
                      Textile Apparel--2.1%

   40,000                (a)Tommy Hilfiger Corp.                                       2,820,000
                      Transportation - Airline--2.5%
   20,000             (a)AMR Corp.                                                     1,175,000
   40,000             Delta Air Lines, Inc.                                            2,182,500
                      Total                                                            3,357,500
                      Transportation - Rail--1.1%
   45,000             Burlington Northern Santa Fe                                     1,558,125
                      Total Common Stocks (identified cost $93,846,188)              123,918,281
                      (b)Commercial Paper--5.9%
                      Diversified Operations--2.2%

3,000,000             General Electric Co., 4.83%, 2/24/1999                           2,990,743
                      Finance - Commercial--3.7%
5,000,000             General Electric Capital Corp., 4.90%, 2/22/1999                 4,985,971
                      Total Commercial Paper (at amortized cost)                       7,976,714
                      Mutual Fund--2.4%
3,192,566             Federated U.S. Treasury Cash Reserves Fund (at net               3,192,566
                      asset value)
                      Total Investments (identified cost $105,015,468)(c)            135,087,561

(a) Non-income producing security.

(b) Each issue shows the rate of discount at the time of purchase for discount issues, or the coupon for interest bearing issues.

(c) The cost of investments for federal tax purposes amounts to $105,015,468. The net unrealized appreciation of investments on a federal tax basis amounts to $30,072,093, comprised of $38,048,195 appreciation and $7,976,102 depreciation at January 31, 1999.

Note: The categories of investments are shown as a percentage of net assets
      ($135,077,675) at January 31, 1999.

The following acronym is used throughout this portfolio: ADR--American Depositary Receipt (See Notes which are an integral part of the Financial Statements)


WesMark Growth Fund
Statement of Assets and Liabilities

January 31, 1999 Assets:

Total investments in securities, at value

 (identified and tax cost $105,015,468)                                $135,087,561
Cash                                                                          4,171
Income receivable                                                            30,345
Receivable for shares sold                                                   69,375
Deferred organizational costs                                                 4,766
  Total assets                                                          135,196,218
Liabilities:
Payable for shares redeemed                           $30,017
Accrued expenses                                       88,526
  Total liabilities                                                         118,543
Net Assets for 10,604,008 shares outstanding                           $135,077,675

Net Assets Consist of:

Paid in capital                                                        $101,324,826
Net unrealized appreciation of investments                               30,072,093
Accumulated net realized gain on investments                              3,665,567
Undistributed net investment income                                          15,189
  Total Net Assets                                                     $135,077,675
Net Asset Value, Offering Price and

 Redemption Proceeds Per Share:

$135,077,675 / 10,604,008 shares outstanding                                 $12.74

(See Notes which are an integral part of the Financial Statements)

WesMark Growth Fund
Statement of Operations
Year Ended January 31, 1999


Investment Income:

Dividends                                                                                          $   957,358
Interest                                                                                               933,593
  Total income                                                                                       1,890,951
Expenses:
Investment advisory fee                                                       $  927,701
Administrative personnel and services fee                                        178,406
Custodian fees                                                                    28,256
Transfer and dividend disbursing agent fees and expenses                          48,211
Directors'/Trustees' fees                                                            276
Auditing fees                                                                     16,143
Legal                                                                              3,615
Portfolio accounting fees                                                         53,167
Share registration costs                                                          14,315
Printing and postage                                                              13,184
Insurance premiums                                                                 2,239
Miscellaneous                                                                      2,215
  Total expenses                                                               1,287,728
Waiver--

  Waiver of investment advisory fee                                               (8,076)

      Net expenses                                                                                   1,279,652
        Net investment income                                                                          611,299

Realized and Unrealized Gain on Investments:

Net realized gain on investments                                                                     9,639,367
Net change in unrealized appreciation of investments                                                15,319,589

  Net realized and unrealized gain on investments                                                   24,958,956
    Change in net assets resulting from operations                                                  25,570,255


(See Notes which are an integral part of the Financial Statements)

WesMark Growth Fund
Statement of Changes in Net Assets


                                                                     Year Ended January          Period Ended
                                                                          31, 1999                January 31,

                                                                                                    1998(a)

Increase (Decrease) in Net Assets:

Operations--

Net investment income                                                      $    611,299               $    826,665
Net realized gain on investments ($9,639,367 and $7,637,919,
respectively, as computed for federal tax purposes)                           9,639,367                  7,637,919
Net change in unrealized appreciation                                        15,319,589                  7,252,504
  Change in net assets resulting from operations                             25,570,255                 15,717,088
Distributions to Shareholders--
Distributions from net investment income                                       (663,101)                  (759,674)
Distributions from net realized gains                                        (8,229,788)                (5,381,931)
  Change in net assets resulting from distributions to shareholders          (8,892,889)                (6,141,605)
Share Transactions--
Proceeds from sale of shares                                                 15,967,706                 20,440,048
Proceeds from shares issued in connection with the

merger of Common Trust Funds                                                         --                 84,556,539(b)
Net asset value of shares issued to shareholders in payment
of distributions declared                                                     4,442,945                  5,383,211
Cost of shares redeemed                                                     (16,152,476)                (5,913,147)
  Change in net assets resulting from share transactions                      4,258,175                104,466,651
    Change in net assets                                                     20,935,541                114,042,134
Net Assets:

Beginning of period                                                         114,142,134                    100,000
End of period (including undistributed net investment income
of $15,189 and $66,991, respectively)                                      $135,077,675               $114,142,134

(a) For the period from April 14, 1997 (date of initial public investment) to January 31, 1998.

(b) Includes $7,500,000 of unrealized appreciation at April 14, 1997 related to the acquisition of the Common Trust Funds.

(See Notes which are an integral part of the Financial Statements)

WesMark Growth Fund
Financial Highlights

(For a share outstanding throughout each period)


                                                                         Year Ended            Period Ended
                                                                         January 31,            January 31,

                                                                            1999                  1998(a)
Net asset value, beginning of period                                           $  11.15               $  10.00
Income from investment operations
  Net investment income                                                            0.06                   0.09
  Net realized and unrealized gain on investments                                  2.38                   1.71
  Total from investment operations                                                 2.44                   1.80
Less distributions

  Distributions from net investment income                                        (0.06)                 (0.08)
  Distributions from net realized gains                                           (0.79)                 (0.57)
  Total distributions                                                             (0.85)                 (0.65)
Net asset value, end of period                                                 $  12.74               $  11.15
Total return (b)                                                                  22.58%                 18.24%
Ratios to average net assets
  Expenses                                                                         1.04%                1.14%*
  Net investment income                                                            0.50%                0.99%*
  Expense waiver/reimbursement (c)                                                 0.01%                0.00%*(d)
Supplemental data

  Net assets, end of period (000 omitted)                                      $135,078               $114,142
  Portfolio turnover                                                                 58%                    58%

  * Computed on an annualized basis.

(a) Reflects operations for the period from April 14, 1997 (date of initial public investment) to January 31, 1998.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Amount represents less than 0.01%.

(See Notes which are an integral part of the Financial Statements)

WesMark Growth Fund
Notes to Financial Statements

January 31, 1999

1.  Organization

WesMark Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of WesMark Growth Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is appreciation of capital. The Fund invests primarily in equity securities of companies with prospects for above-average growth in earnings and dividends.

On April 14, 1997, the Fund acquired two portfolios of common trust funds managed by the Adviser. The acquisition was a tax-free exchange of 8,455,654 shares of the Fund valued at $84,556,539 and unrealized appreciation of $7,500,000.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

   Investment Valuations--Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

   Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date.

   Federal Taxes--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

   When-Issued and Delayed Delivery Transactions--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

   Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

   Other--Investment transactions are accounted for on the trade date.

3.   Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:


                                                                                    Year Ended               Period Ended
                                                                                 January 31, 1999         January 31, 1998(a)

Shares sold                                                                                1,351,801                1,796,045
Proceeds from shares issued in connection
with the merger of Common Trust Funds                                                             --                8,455,654
Shares issued to shareholders in
payment of distributions declared                                                            373,063                  495,313
Shares redeemed                                                                           (1,356,413)                (521,455)
  Net change resulting from share transactions                                               368,451               10,225,557

(a) Reflects operations for period from April 14, 1997 (date of initial public investment) to January 31, 1998.

4.    Investment Advisory Fee and Other Transactions with Affiliates

   Investment Advisory Fee--WesBanco Bank Wheeling, the Fund's investment adviser (the "Adviser" or "WesBanco"), receives for its services an annual investment advisory fee equal to 0.75% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

   Administrative Fee--Federated Services Company ("FServ") provides the Fund with certain administrative personnel and services. The fee paid to FServ is based on the level of average aggregate net assets of the Trust for the period.

   Distribution Services Fee--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Edgewood Services, Inc., the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund annually, to compensate Edgewood Services, Inc. For the year ended January 31, 1999, the Fund did not incur a distribution services fee.

   Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with WesBanco, the Fund will pay WesBanco up to 0.25% of average daily net assets of the Fund for the year. The fee paid to WesBanco is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended January 31, 1999, the Fund did not incur a shareholder services fee.

   Transfer and Dividend Disbursing Agent Fees and Expenses--FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC"), serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

   Portfolio Accounting Fees--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

   Interfund Transactions--During the period ended January 31, 1999, the Fund engaged in purchase and sale transactions with mutual funds and/or common trust funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $57,128,990 and $53,984,642, respectively.

   Custodian Fees--WesBanco is the Fund's custodian. The fee is based on the market value of the Fund securities held in custody plus certain securities transaction charges.

   Organizational Expenses--Organizational expenses of $5,607 were borne initially by the Administrator. The Fund has reimbursed the Administrator for these expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date.

   Other Affiliated Parties and Transactions--Pursuant to an exemptive order issued by the SEC, the Fund may invest in the Federated U.S. Treasury Cash Reserves Fund, which is distributed by an affiliate of the Fund's distributor. As of January 31, 1999, the Fund owned 0.12% of outstanding shares of Federated U.S. Treasury Cash Reserves Fund.

   General--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

5.  Investment Transactions

Purchases and sales of investments, excluding short-term securities for the year ended January 31, 1999, were as follows:

Purchases                                                $68,263,184
Sales                                                    $61,998,980

6.  Year 2000 (Unaudited)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Independent Auditors' Report

To the Board of Trustees of WESMARK FUNDS and Shareholders of WESMARK GROWTH
FUND:

We have audited the accompanying statement of assets and liabilities of WesMark Growth Fund (a portfolio of WesMark Funds), including the portfolio of investments, as of January 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for the year ended January 31, 1999 and the period from April 14, 1997 (date of initial public investment) to January 31, 1998, and the financial highlights for periods presented. These financial statements and financial highlights are the responsibility of WesMark Growth Fund's management. Our responsibility is to express an opinion of these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of January 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of WesMark Growth Fund as of January 31, 1999, the results of its operations for the year then ended, the changes in its net assets for the year ended January 31, 1999 and the period from April 14, 1997 (date of initial public investment) to January 31, 1998, and its financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Pittsburgh, Pennsylvania
March 19, 1999

Trustees

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.

Nicholas P. Constantakis
William J. Copeland
John F. Cunningham
Lawrence D. Ellis, M.D.
Edward C. Gonzales
Peter E. Madden
Charles F. Mansfield, Jr.

John E. Murray, Jr., J.D., S.J.D.
Marjorie P. Smuts
John S. Walsh

Officers
John F. Donahue

 Chairman
Edward C. Gonzales

 President and Treasurer
J. Christopher Donahue

 Executive Vice President
John W. McGonigle

 Executive Vice President and Secretary
Richard B. Fisher

 Vice President
C. Christine Thomson

 Vice President and Assistant Treasurer
C. Todd Gibson

 Assistant Secretary

 Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[logo of WesMark Growth Fund]

Annual Report
Dated January 31, 1999

[logo of WesBanco Wheeling]

[logo of Federated Investors]

EdgewoodServices, Inc., Distributor

Cusip 951025204
G02160-06 (3/99)

                                [Westmark logo]

                       West Virginia Municipal Bond Fund
                                 Annual Report

                               January 31, 1999
                                [Westmark logo]

President's Message

Dear Shareholder:

I am extremely pleased to present the second Annual Report to Shareholders for WesMark West Virginia Municipal Bond Fund. This report covers the 12-month period from February 1, 1998 through January 31, 1999. It gives you a complete picture of the fund's operation, beginning with an overview of the municipal bond market and fund strategy by the fund's manager, followed by a complete list of fund holdings and the financial statements.

WesMark West Virginia Municipal Bond Fund is managed to help your money earn income free from federal income tax and West Virginia state income tax.* To pursue that objective, it invests in a portfolio of high-quality bonds issued by West Virginia municipalities.

During the fiscal year, the fund produced a total return of 5.46%.** Contributing to the total return were a share price increase of $0.11, tax-free income totaling $0.43 per share, and capital gains totaling $0.01 per share. The fund's net assets totaled $67.4 million at the end of the reporting period.

Thank you for selecting WesMark West Virginia Municipal Bond Fund to help you keep more of your investment income where it belongs--in your pocket.

Sincerely,

/s/ Edward C. Gonzales
Edward C. Gonzales
President

March 15, 1999

  * Income may be subject to the federal alternative minimum tax.

** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investment Review

The fund provided a total return of 5.46%* for the fiscal year ended January 31, 1999. The income return for the year was 4.27% and 100% of the income distributed was exempt from federal and state income tax for West Virginia residents. The taxable equivalent yield for West Virginia residents at the 28% tax rate was 4.67%. As of January 31, 1999, the 30-day SEC yield was 3.36%. As of year end 1998, we continued to maintain our focus on high quality bonds with 65.3% of the fund invested in bonds rated AAA. In comparision, at year end 1997, the fund had 57% of its assets invested in bonds rated AAA.

Interest rates continued to decline throughout most of the year. We expect inflation to remain low for an extended period and, as a consequence, we expect interest rates to decline further. Currently, interest rates are relatively high in relation to inflation. Interest rates may not decline much while the U.S. economy grows at its current rate, but we expect that the growth rate will slow, enabling interest rates to decline.

Our focus on intermediate term bonds is expected to help preserve the market value of the fund should interest rates rise unexpectedly. The yield for the fund remained very competitive with other funds invested in intermediate term municipal bonds.

The yield on 5-year AAA general obligation municipal bonds declined less than the yield on 5-year U.S. Treasury Notes during 1998. This wider yield spread for municipal bonds occurred because of the large increase in new offerings of bonds which were largely the result of refunding issues. We anticipate that the yield spread from municipal bonds will decline during 1999 because we expect the rate of new issuance to slow.

The economy of the state of West Virginia grew at a slower rate than the national economy. Demographics of the population and a greater concentration in more mature, cyclical industries contributed to this slower growth in the state's economy. Nevertheless, the credit ratings of the state of West Virginia, its agencies, and the larger cities and counties in the state, were maintained during the year.

*Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

WesMark West Virginia Municipal Bond Fund

Growth of $10,000 invested in WesMark West Virginia Municipal Bond Fund

The graph below illustrates the hypothetical investment of $10,000* in the WesMark West Virginia Municipal Bond Fund (the "Fund") from April 14, 1997 (start of performance) to January 31, 1999, compared to the Lehman Brothers 5 Year G.O. Bond Index ("LB5GO")+ and Lipper Intermediate Municipal Debt Funds Average ("LIMDFA").++

The graphic presentation displayed here consists of a line graph. The corresponding components of the line graph are listed in the upper left hand corner. The WesMark West Virginia Municipal Bond Fund (the "Fund") is represented by a solid line. The Lehman Brothers 5 Year G.O. Bond Index ("LB5GO") is represented by a dotted line and the Lipper Intermediate Municipal Debt Funds Average ("LIMDFA") is represented by a dashed line. The line graph is a visual representation of a comparison of change in value of a $10,000 hypothetical investment in the Fund, the LB5GO and the LIMDFA. The "x" axis reflects computation periods from 4/14/97 (the Fund's start of performance) to 1/31/99. The "y" axis reflects the cost of the investment, beginning with $10,000 and going up to $13,000, in increments of $1,000. The right margin reflects the ending value of the hypothetical investment in the Fund as compared to the LB5GO and the LIMDFA. The ending values were $11,245, $11,557, and $12,131, respectively.

Past performance is not predictive of future performance. Your investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

 *Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The LB5GO and the LIMDFA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

 + The LB5GO is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged.

 ++ Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

WesMark West Virginia Municipal Bond Fund
Portfolio of Investments

January 31, 1999


Principal                                                                   Credit Amount         Value
                                                                               Rating*


------------------------------------------------------------------------------------------------------------
Long-Term Municipals--98.1%

------------------------------------------------------------------------------------------------------------
West Virginia--98.1%

------------------------------------------------------------------------------------------------------------
      $  195,000  Beckley, WV, Nursing Facility Refunding Revenue                NR              $   203,260
                  Bonds,  5.10% (Beckley Health Care Corp. Project),
                  (Nationsbank of  Texas, N.A. LOC), 9/1/2004

------------------------------------------------------------------------------------------------------------
         205,000  Beckley, WV, Nursing Facility Refunding Revenue                NR                  215,961
                  Bonds,  5.20% (Beckley Health Care Corp. Project),
                  (Nationsbank of  Texas, N.A. LOC), 9/1/2005

------------------------------------------------------------------------------------------------------------
         215,000  Beckley, WV, Nursing Facility Refunding Revenue                NR                  226,935
                  Bonds,  5.30% (Beckley Health Care Corp. Project),
                  (Nationsbank of  Texas, N.A. LOC), 9/1/2006

------------------------------------------------------------------------------------------------------------
         230,000  Beckley, WV, Nursing Facility Refunding Revenue                NR                  245,954
                  Bonds,  5.40% (Beckley Health Care Corp. Project),
                  (Nationsbank of  Texas, N.A. LOC), 9/1/2007

------------------------------------------------------------------------------------------------------------
         500,000  Berkeley County, WV Board of Education, GO UT, 4.50%           AAA                 507,134
                  (FGIC INS)/(Original Issue Yield: 5.30%), 6/1/2009
------------------------------------------------------------------------------------------------------------
         360,000  Berkeley County, WV Board of Education, GO UT                  A+                  368,518
                  Refunding  Bonds, 5.45%, 4/1/2000
------------------------------------------------------------------------------------------------------------
       1,030,000  Berkeley County, WV Board of Education, GO UT, 5.75%           AAA               1,114,726
                  (FGIC INS), 6/1/2003
------------------------------------------------------------------------------------------------------------
         100,000  Brooke County, WV Board of Education, GO UT Refunding          AAA                 107,874
                  Bonds, 8.625% (AMBAC INS), 8/1/2000
------------------------------------------------------------------------------------------------------------
         100,000  Brooke County, WV Board of Education, GO UT Refunding          AAA                 112,720
                  Bonds, 8.75% (AMBAC INS), 8/1/2001
------------------------------------------------------------------------------------------------------------
       1,350,000  Cabell County, WV Board of Education, GO UT, 6.50%             AAA               1,498,600
                  (MBIA INS), 5/1/2003
------------------------------------------------------------------------------------------------------------
         500,000  Cabell County, WV Board of Education, GO UT, 4.60%             A+                  516,149
                  (Original Issue Yield: 4.70%), 5/1/2003
------------------------------------------------------------------------------------------------------------
         500,000  Cabell County, WV Board of Education, GO UT, 6.00%             AAA                 564,416
                  (MBIA INS), 5/1/2006
------------------------------------------------------------------------------------------------------------
      $  100,000  Cable, Putnam & Wayne County's, WV, Single Family              AAA             $   117,182
                  Residence Mortgage Revenue Bonds, 7.375% (FGIC INS),
                  4/1/2010

------------------------------------------------------------------------------------------------------------
         265,000  Charles Town, WV, Residential Mortgage Revenue Bonds,          A1                  277,259
                  6.20%, 3/1/2011
------------------------------------------------------------------------------------------------------------
         355,000  Charles Town, WV, Revenue Refunding Bonds, 5.00%               AA                  367,367
                  (Original Issue Yield: 5.15%), 10/1/2013
------------------------------------------------------------------------------------------------------------
         340,000  Charles Town, WV, Revenue Refunding Bonds, 5.00%,              AA                  354,970
                  10/1/2012
------------------------------------------------------------------------------------------------------------
         865,000  Charleston, WV Building Commission, Subordinate                NR                  950,458
                  Bonds,  6.00% (Charleston Town Center Parking),
                  12/1/2010

------------------------------------------------------------------------------------------------------------
         355,000  Charleston, WV, GO UT, 7.20%, 10/1/2003                        A1                  406,364
------------------------------------------------------------------------------------------------------------
       2,235,000  Fairmont, WV Waterworks, Water Utility Improvement             AAA               2,245,187
                  Revenue Bonds, 5.00% (AMBAC LOC), 7/1/2019
------------------------------------------------------------------------------------------------------------
         250,000  Harrison County, WV Board of Education, GO UT, 6.20%           AAA                 259,331
                  (FGIC INS), 5/1/2000
------------------------------------------------------------------------------------------------------------
         500,000  Harrison County, WV Board of Education, GO UT, 6.40%           AAA                 576,929
                  (FGIC INS)/(Original Issue Yield: 6.45%), 5/1/2006
------------------------------------------------------------------------------------------------------------
         410,000  Harrison County, WV County Commission, Special                 AAA                 460,313
                  Obligation  Refunding Bonds, 6.35% (Original Issue
                  Yield: 6.45%),  5/15/2004

------------------------------------------------------------------------------------------------------------
         420,000  Jackson County, WV, Revenue Bonds, 7.375% (FGIC INS),          AAA                 521,440
                  6/1/2010
------------------------------------------------------------------------------------------------------------
         250,000  Jefferson County, WV Board of Education, School                AAA                 269,823
                  Improvement Bonds, 6.85% (FGIC INS), 7/1/2001
------------------------------------------------------------------------------------------------------------
         750,000  Kanawha County, WV Commercial Development, Revenue              A                  829,936
                  Refunding Bonds, 6.50% (May Department Stores Co.),
                  6/1/2003

------------------------------------------------------------------------------------------------------------
       2,025,000  Kanawha County, WV, Pollution Control Revenue Bonds,          BAA2               2,297,346
                  7.35% (Union Carbide Corp.), 8/1/2004
------------------------------------------------------------------------------------------------------------
         500,000  Lewis County, WV, Revenue Bonds, 10.375% (Crestview            AAA                 533,153
                  Manor Project), 8/1/2019
------------------------------------------------------------------------------------------------------------
      $  285,000  Logan County, WV, Revenue Bonds, 8.00% (Logan County           NR              $   361,623
                  Health Care Center Limited Partnership Project),
                  12/1/2009

------------------------------------------------------------------------------------------------------------
         100,000  Marion County, WV Single Family Mortgage, Revenue              AAA                 106,966
                  Bonds,  7.20% (FGIC INS), 8/1/2001
------------------------------------------------------------------------------------------------------------
         355,000  Mason County, WV, Pollution Control Revenue Bond,              AAA                 366,621
                  5.45%  (Ohio Power Co.)/(AMBAC INS)/(Original Issue
                  Yield:  5.47%), 12/1/2016

------------------------------------------------------------------------------------------------------------
         785,000  Ohio County, WV Board of Education, GO UT Refunding            AAA                 801,892
                  Bonds, 5.125% (MBIA INS)/(Original Issue Yield:
                  5.375%),  6/1/2018

------------------------------------------------------------------------------------------------------------
         535,000  Ohio County, WV Board of Education, GO UT Refunding            A+                  546,981
                  Bonds, 5.125% (Original Issue Yield: 5.375%), 6/1/2018
------------------------------------------------------------------------------------------------------------
         200,000  Ohio County, WV Board of Education, GO UT, 6.30%,              A+                  212,552
                  6/1/2001
------------------------------------------------------------------------------------------------------------
         475,000  Ohio County, WV Board of Education, GO UT, 7.00%,              A+                  525,350
                  6/1/2002
------------------------------------------------------------------------------------------------------------
         500,000  Ohio County, WV Board of Education, GO UT, 7.00%,              A+                  564,906
                  6/1/2003
------------------------------------------------------------------------------------------------------------
         530,000  Ohio County, WV Board of Education, GO UT, 7.00%,              A+                  611,221
                  6/1/2004
------------------------------------------------------------------------------------------------------------
       1,000,000  Ohio County, WV, Revenue Bonds, 4.85% (Ohio Valley              A                1,032,132
                  Medical  Center)/(American Capital Access INS),
                  1/1/2008

------------------------------------------------------------------------------------------------------------
         500,000  Parkersburg, WV Waterworks & Sewer Systems, Revenue            AAA                 516,800
                  Refunding Bonds, 4.75% (FSA INS)/(Original Issue
                  Yield:  4.80%), 3/1/2002

------------------------------------------------------------------------------------------------------------
         400,000  Parkersburg, WV Waterworks & Sewer Systems, Revenue            AAA                 416,832
                  Refunding Bonds, 4.85% (FSA INS)/(Original Issue
                  Yield:  4.90%), 3/1/2003

------------------------------------------------------------------------------------------------------------
         500,000  Pleasants County, WV PCR, Refunding Revenue Bond,              AAA                 550,346
                  6.15% (West Penn Power Co.)/(AMBAC INS), 5/1/2015
------------------------------------------------------------------------------------------------------------
         475,000  Pleasants County, WV PCR, Refunding Revenue Bonds,             AAA                 521,464
                  6.15% (Potomac Edison Co.)/(MBIA INS), 5/1/2015
------------------------------------------------------------------------------------------------------------
         475,000  Raleigh County, WV, Refunding Revenue Bonds, 5.50%,            NR                  508,976
                  6/1/2006
------------------------------------------------------------------------------------------------------------
       1,485,000  Randolph County, WV, Refunding Revenue Bonds, 5.20%            AAA               1,518,813
                  (Davis Health Systems, Inc.)/(FSA INS), 11/1/2015
------------------------------------------------------------------------------------------------------------
      $  480,000  South Charleston, WV, Refunding Revenue Bonds, 4.70%           AAA             $   494,922
                  (MBIA INS), 10/1/2001
------------------------------------------------------------------------------------------------------------
       1,000,000  South Charleston, WV, Refunding Revenue Bonds, 7.625%          BBB               1,180,452
                  (Union Carbide Corp.), 8/1/2005
------------------------------------------------------------------------------------------------------------
         500,000  South Charleston, WV, Revenue Bonds, 5.50% (MBIA               AAA                 520,494
                  INS),  10/1/2009
------------------------------------------------------------------------------------------------------------
         415,000  Taylor County, WV, GO UT Bonds, 8.40% (Original Issue          NR                  459,747
                  Yield: 8.45%), 5/1/2001
------------------------------------------------------------------------------------------------------------
         175,000  Weirton, WV Municipal Hospital Building, Refunding             AAA                 181,039
                  Revenue Bonds, 5.75% (Weirton Medical Center, Inc.)/
                  (AMBAC INS)/(Original Issue Yield: 6.00%), 12/1/2003

------------------------------------------------------------------------------------------------------------
         540,000  Weirton, WV Municipal Hospital Building, Revenue               AAA                 557,897
                  Bonds,  5.40% (Weirton Medical Center, Inc.)/(AMBAC
                  INS)/(Original  Issue Yield: 5.55%), 12/1/2000

------------------------------------------------------------------------------------------------------------
         675,000  Weirton, WV Municipal Hospital Building, Revenue               AAA                 698,751
                  Bonds,  5.75% (Weirton Medical Center, Inc.)/(AMBAC
                  INS)/(Original  Issue Yield: 6.05%), 12/1/2004

------------------------------------------------------------------------------------------------------------
         700,000  West Virginia State College, Revenue Bonds, 5.25%              AAA                 715,942
                  (AMBAC  INS)/(Original Issue Yield: 5.40%), 4/1/2000
------------------------------------------------------------------------------------------------------------
         800,000  West Virginia State College, Revenue Bonds, 5.50%              AAA                 834,851
                  (AMBAC  INS)/(Original Issue Yield: 5.60%), 4/1/2001
------------------------------------------------------------------------------------------------------------
       1,000,000  West Virginia State College, Revenue Bonds, 5.75%              AAA               1,076,923
                  (AMBAC  INS)/(Original Issue Yield: 5.85%), 4/1/2003
------------------------------------------------------------------------------------------------------------
         200,000  West Virginia State College, Revenue Bonds, 5.75%              AAA                 218,341
                  (AMBAC  INS)/(Original Issue Yield: 5.95%), 4/1/2004
------------------------------------------------------------------------------------------------------------
         195,000  West Virginia Housing Development Fund, Refunding              AAA                 198,419
                  Revenue Bonds, 4.90%, 5/1/2004
------------------------------------------------------------------------------------------------------------
         165,000  West Virginia Housing Development Fund, Refunding              AAA                 169,815
                  Revenue Bonds, 5.15%, 5/1/2006
------------------------------------------------------------------------------------------------------------
         285,000  West Virginia Housing Development Fund, Refunding              AAA                 298,317
                  Revenue Bonds, 5.35%, 5/1/2008
------------------------------------------------------------------------------------------------------------
         275,000  West Virginia Housing Development Fund, Refunding              AAA                 293,559
                  Revenue Bonds, 6.70%, 5/1/2009
------------------------------------------------------------------------------------------------------------
      $  735,000  West Virginia Housing Development Fund, Revenue                AAA             $   767,101
                  Bonds,  5.35%, 11/1/2010
------------------------------------------------------------------------------------------------------------
         500,000  West Virginia School Building Authority, Refunding             AAA                 524,529
                  Revenue  Bonds, 4.80% (AMBAC INS)/(Original Issue
                  Yield: 4.85%),  7/1/2004

------------------------------------------------------------------------------------------------------------
       3,720,000  West Virginia School Building Authority, Revenue               AAA               4,008,787
                  Bonds,  5.625% (MBIA INS)/(Original Issue Yield:
                  5.90%), 7/1/2003

------------------------------------------------------------------------------------------------------------
         180,000  West Virginia School Building Authority, Revenue               AAA                 186,152
                  Bonds,  5.70% (MBIA INS)/(Original Issue Yield:
                  5.75%), 7/1/2000

------------------------------------------------------------------------------------------------------------
         150,000  West Virginia School Building Authority, Revenue               AAA                 158,119
                  Bonds,  5.80% (MBIA INS)/(Original Issue Yield:
                  5.90%), 7/1/2001

------------------------------------------------------------------------------------------------------------
         855,000  West Virginia School Building Authority, Revenue               AAA                 910,351
                  Bonds,  6.25% (MBIA INS), 7/1/2001
------------------------------------------------------------------------------------------------------------
         100,000  West Virginia School Building Authority, Revenue               AAA                 114,224
                  Bonds,  6.75% (MBIA INS)/(Original Issue Yield:
                  7.00%), 7/1/2004

------------------------------------------------------------------------------------------------------------
       1,300,000  West Virginia School Building Authority, Revenue               AAA               1,390,555
                  Bonds,  6.75% (MBIA INS)/(United States Treasury
                  PRF)/(Original  Issue Yield: 7.148%), 7/1/2000 (@102)

------------------------------------------------------------------------------------------------------------
         300,000  West Virginia School Building Authority, Revenue               AAA                 323,224
                  Bonds,  6.80% (MBIA INS)/(Original Issue Yield:
                  6.85%), 7/1/2001

------------------------------------------------------------------------------------------------------------
         510,000  West Virginia School Building Authority, Revenue               AAA                 530,404
                  Refunding  Bonds, 4.70% (AMBAC INS)/(Original Issue
                  Yield: 4.75%),  7/1/2003

------------------------------------------------------------------------------------------------------------
         240,000  West Virginia State Building Commission Lease,                 AAA                 247,531
                  (Series B),  4.60% (West Virginia Jail and
                  Correctional)/(AMBAC LOC)/ (Original Issue Yield:
                  4.65%), 7/1/2010

------------------------------------------------------------------------------------------------------------
         150,000  West Virginia State Building Commission Lease,                 AAA                 156,623
                  (Series C),  4.50% (West Virginia Jail &
                  Correctional)/(AMBAC LOC),  7/1/2007

------------------------------------------------------------------------------------------------------------
         150,000  West Virginia State Building Commission Lease,                 AAA                 155,597
                  (Series C),  4.50% (West Virginia Jail &
                  Correctional)/(AMBAC LOC)/ (Original Issue Yield:
                  4.55%), 7/1/2008

------------------------------------------------------------------------------------------------------------
      $  100,000  West Virginia State Building Commission Lease,                 AAA             $   104,564
                  Revenue Bonds  (Series A), 6.50% (West Virginia
                  Regional Jail & Correction)/ (MBIA INS)/(Original
                  Issue Yield: 6.60%), 7/1/2000

------------------------------------------------------------------------------------------------------------
         190,000  West Virginia State Building Commission Lease,                 AAA                 197,240
                  Revenue  Bonds, 4.50% (West Virginia Jail &
                  Correctional)/(AMBAC  INS)/(Original Issue Yield:
                  4.55%), 7/1/2008

------------------------------------------------------------------------------------------------------------
         870,000  West Virginia State Hospital Finance Authority,                Aaa                 911,105
                  Refunding  Revenue Bonds, 5.00% (FSA INS), 8/1/2009
------------------------------------------------------------------------------------------------------------
       1,000,000  West Virginia State Hospital Finance Authority,                AAA               1,005,352
                  Refunding  Revenue Bonds, 5.00% (West Virginia
                  University Hospital,  Inc.)/(MBIA INS)/(Original
                  Issue Yield: 5.55%), 6/1/2016

------------------------------------------------------------------------------------------------------------
         200,000  West Virginia State Hospital Finance Authority,                AAA                 217,929
                  Revenue  Bonds (Series A), 5.60% (Cabell Huntington
                  Hospital)/ (AMBAC INS)/(Original Issue Yield: 5.75%),
                  1/1/2005

------------------------------------------------------------------------------------------------------------
         300,000  West Virginia State Hospital Finance Authority,                Aaa                 310,352
                  Revenue  Bonds, 4.70% (FSA LOC), 8/1/2006
------------------------------------------------------------------------------------------------------------
         700,000  West Virginia State Hospital Finance Authority,                AAA                 734,098
                  Revenue  Bonds, 4.90% (West Virginia University
                  Hospital, Inc.)/(MBIA  INS)/(Original Issue Yield:
                  5.00%), 6/1/2004

------------------------------------------------------------------------------------------------------------
       1,650,000  West Virginia State Hospital Finance Authority,                AAA               1,759,446
                  Revenue  Bonds, 5.00% (Charleston Area Medical
                  Center)/(MBIA INS)/ (Original Issue Yield: 5.10%),
                  9/1/2005

------------------------------------------------------------------------------------------------------------
       1,000,000  West Virginia State Hospital Finance Authority,               BBB-               1,035,806
                  Revenue  Bonds, 5.00% (Fairmont General Hospital,
                  Inc.), 11/1/2004

------------------------------------------------------------------------------------------------------------
         220,000  West Virginia State Hospital Finance Authority,                AAA                 233,375
                  Revenue  Bonds, 5.00% (West Virginia University
                  Hospital, Inc.)/ (MBIA INS)/(Original Issue Yield:
                  5.10%), 6/1/2005

------------------------------------------------------------------------------------------------------------
       1,750,000  West Virginia State Hospital Finance Authority,                AAA               1,902,703
                  Revenue  Bonds, 5.75% (Charleston Area Medical
                  Center)/(MBIA  INS)/(Original Issue Yield: 5.98%),
                  9/1/2013

------------------------------------------------------------------------------------------------------------
         180,000  West Virginia State Hospital Finance Authority,               BBB-                 199,275
                  Revenue  Bonds, 6.75% (Original Issue Yield: 6.85%),
                  3/1/2014

------------------------------------------------------------------------------------------------------------
      $1,500,000  West Virginia State Hospital Finance Authority,                Aaa             $ 1,570,514
                  Revenue  Refunding Bonds, 4.75% (Department of Health
                  & Human  Resources)/(FSA INS)/(Original Issue Yield:
                  4.80%), 8/1/2008

------------------------------------------------------------------------------------------------------------
         500,000  West Virginia State Parkways Economic Development &            AAA                 510,426
                  Tourism Authority, Revenue Refunding Bonds, 4.80%
                  (FGIC INS), 5/15/2000

------------------------------------------------------------------------------------------------------------
         500,000  West Virginia State University, Revenue Refunding              AAA                 521,569
                  Bonds,  5.50% (AMBAC INS)/(Original Issue Yield:
                  5.60%), 4/1/2001

------------------------------------------------------------------------------------------------------------
         540,000  West Virginia State, 5.25%, 6/1/2000                           AA-                 540,894
------------------------------------------------------------------------------------------------------------
         500,000  West Virginia State, GO UT, 5.50%, 6/1/2000                    AA-                 504,030
------------------------------------------------------------------------------------------------------------
         100,000  West Virginia State, GO UT Bonds, 5.00%, 3/1/2000              AA-                 102,049
------------------------------------------------------------------------------------------------------------
       1,000,000  West Virginia State, GO UT Bonds, 5.30% (Original              AA-               1,022,014
                  Issue  Yield: 5.40%), 2/1/2000
------------------------------------------------------------------------------------------------------------
         100,000  West Virginia State, GO UT Bonds, 6.00% (Original              AA-                 100,691
                  Issue  Yield: 6.05%), 6/1/2002
------------------------------------------------------------------------------------------------------------
         325,000  West Virginia State Board of Regents, Refunding                AAA                 358,749
                  Revenue  Bonds, 6.00% (MBIA INS)/(Original Issue
                  Yield: 6.037%),  4/1/2004

------------------------------------------------------------------------------------------------------------
          85,000  West Virginia State Board of Regents, Revenue Bonds,           AAA                  91,978
                  5.90% (MBIA INS), 4/1/2004
------------------------------------------------------------------------------------------------------------
         775,000  West Virginia State Board of Regents, Revenue Bonds,           A+                  849,581
                  5.90%, 4/1/2004
------------------------------------------------------------------------------------------------------------
         250,000  West Virginia State Board of Regents, Revenue Bonds,           AAA                 256,769
                  7.25% (MBIA INS)/(Original Issue Yield: 7.30%),
                  4/1/2004

------------------------------------------------------------------------------------------------------------
         250,000  West Virginia State Board of Regents, Revenue Bonds,           AAA                 251,794
                  7.25% (MBIA INS)/(Original Issue Yield: 7.527%),
                  4/1/2014

------------------------------------------------------------------------------------------------------------
         400,000  West Virginia University, Refunding Bond (Series A),           AAA                 418,343
                  4.85%  (AMBAC INS)/(Original Issue Yield: 4.95%),
                  5/1/2010

------------------------------------------------------------------------------------------------------------
       1,000,000  West Virginia University, Revenue Bonds (Series B),            AAA               1,016,292
                  5.00%  (West Virginia University Project)/(AMBAC
                  INS)/(Original  Issue Yield: 5.19%), 5/1/2015

------------------------------------------------------------------------------------------------------------
      $  100,000  West Virginia University, Revenue Bonds, 5.50% (AMBAC          AAA             $   109,234
                  INS)/(Original Issue Yield: 5.55%), 4/1/2009
------------------------------------------------------------------------------------------------------------
       2,040,000  West Virginia Various Forty-Four Municipalities,               AAA               2,124,587
                  Series A,  5.00%, 8/1/2008
------------------------------------------------------------------------------------------------------------
         225,000  West Virginia State Water Development Authority,               AAA                 238,311
                  Revenue  Refunding Bonds, 5.30% (FSA INS), 11/1/2002
------------------------------------------------------------------------------------------------------------
         550,000  West Virginia State Water Development Authority,               AAA                 563,011
                  Revenue  Refunding Bonds, 5.80% (FSA INS)/(Original
                  Issue Yield:  5.85%), 11/1/2012

------------------------------------------------------------------------------------------------------------
         765,000  West Virginia Water Development Authority, Water               A-                  839,256
                  Revenue  Bonds, 7.70% (United States Treasury
                  PRF)/(Original Issue  Yield: 7.822%), 11/1/2000 (@102)

------------------------------------------------------------------------------------------------------------
         425,000  Wetzel County, WV Board of Education, GO UT, 7.00%             AAA                 490,957
                  (MBIA INS)/(Original Issue Yield: 7.15%), 5/1/2004
------------------------------------------------------------------------------------------------------------
         500,000  Wheeling, WV Waterworks & Sewer Systems, Revenue               Aaa                 527,287
                  Refunding Bonds, 4.85% (FGIC INS)/(Original Issue
                  Yield:  4.90%), 6/1/2005

------------------------------------------------------------------------------------------------------------
         500,000  Wheeling, WV Waterworks & Sewer Systems, Revenue               Aaa                 528,675
                  Refunding Bonds, 4.90% (FGIC INS)/(Original Issue
                  Yield:  5.00%), 6/1/2006

------------------------------------------------------------------------------------------------------------
         370,000  Wheeling, WV Waterworks & Sewer Systems, Series-C              AAA                 373,657
                  Revenue Bonds, 5.75% (United States Treasury COL)/
                  (FGIC INS), 6/1/1999

------------------------------------------------------------------------------------------------------------
         300,000  Wheeling, WV Waterworks & Sewer Systems, Series-C              AAA                 328,652
                  Revenue Bonds, 6.60% (FGIC INS)/(United States
                  Treasury  PRF)/(Original Issue Yield: 6.691%),

                  6/1/2002 (@100)

------------------------------------------------------------------------------------------------------------
         100,000  Wheeling, WV, GO UT, 7.50%, 6/1/1999                          BAA1                 101,494
------------------------------------------------------------------------------------------------------------
         125,000  Wheeling, WV, GO UT, 7.50%, 6/1/2000                          BAA1                 131,779
------------------------------------------------------------------------------------------------------------
         155,000  Wheeling, WV, GO UT, 7.50%, 6/1/2003                          BAA1                 177,864
------------------------------------------------------------------------------------------------------------
         195,000  Wood County, WV Building Commission, Revenue                   AAA                 221,955
                  Refunding  Bonds, 6.625% (St. Joseph Hospital,
                  Parkersburg)/(AMBAC  INS), 1/1/2006

------------------------------------------------------------------------------------------------------------
                  Total Long-Term Municipals (identified cost                                     66,169,103
                  $63,562,093)

------------------------------------------------------------------------------------------------------------
          Shares                                                                                       Value

------------------------------------------------------------------------------------------------------------
Mutual Fund--0.5%

------------------------------------------------------------------------------------------------------------
         329,749  Federated Tax-Free Obligations Fund (at net asset                              $   329,749
                  value)
------------------------------------------------------------------------------------------------------------
                  Total Investments (identified cost $63,891,842)(a)                             $66,498,852

------------------------------------------------------------------------------------------------------------

 *Please refer to the Appendix of the Statement of Additional Information for an explanation of the credit ratings. Current credit ratings are unaudited.

(a) The cost of investments for federal tax purposes amounts to $63,891,842. The net unrealized appreciation of investments on a federal tax basis amounts to $2,607,010 which is comprised of $2,616,764 appreciation and $9,754 depreciation at January 31, 1999.

Note:  The categories of investments are shown as a percentage of net assets
    ($67,433,665) at January 31, 1999.

The following acronyms are used throughout this portfolio:

AMBAC--American Municipal Bond Assurance Corporation COL --Collateralized FGIC --Financial Guaranty Insurance Company FSA --Financial Security Assurance GO --General Obligation INS --Insured LOC --Letter of Credit MBIA --Municipal Bond Investors Assurance PCR --Pollution Control Revenue PRF --Prerefunded UT --Unlimited Tax (See Notes which are an integral part of the Financial Statements)

WesMark West Virginia Municipal Bond Fund
Statement of Assets and Liabilities

January 31, 1999


Assets:
Total investments in securities, at value (identified and tax cost $63,891,842)                               $66,498,852
Cash                                                                                                                3,575
Income receivable                                                                                                 967,804
Receivable for shares sold                                                                                        225,000
Deferred organizational costs                                                                                       4,935
 Total assets                                                                                                  67,700,166
Liabilities:
Income distribution payable                                                                    $   210,614
Accrued expenses                                                                                    55,887
 Total liabilities                                                                                                266,501
Net Assets for 6,476,963 shares outstanding                                                                   $67,433,665

Net Assets Consist of:

Paid in capital                                                                                               $64,822,030
Net unrealized appreciation of investments                                                                      2,607,010
Accumulated net realized gain on investments                                                                        4,448
Undistributed net investment income                                                                                   177
 Total Net Assets                                                                                             $67,433,665
Net Asset Value, Offering Price and Redemption Proceeds Per Share:
$67,433,665 / 6,476,963 shares outstanding                                                                         $10.41

(See Notes which are an integral part of the Financial Statements)

WesMark West Virginia Municipal Bond Fund

Statement of Operations


Year Ended January 31, 1999
Investment Income:

Interest                                                                                                      $ 3,249,364
Expenses:
Investment advisory fee                                                                        $   396,975
Administrative personnel and services fee                                                           95,429
Custodian fees                                                                                      14,592
Transfer and dividend disbursing agent fees and expenses                                            40,350
Directors'/Trustees' fees                                                                            4,030
Auditing fees                                                                                       14,505
Legal fees                                                                                           3,454
Portfolio accounting fees                                                                           62,326
Share registration costs                                                                            23,591
Printing and postage                                                                                16,456
Insurance premiums                                                                                   3,922
Miscellaneous                                                                                        2,125
 Total expenses                                                                                    677,755
Waiver--

 Waiver of investment advisory fee                                                                (191,388)
   Net expenses                                                                                                   486,367
      Net investment income                                                                                     2,762,997
Realized and Unrealized Gain on Investments:
Net realized gain on investments                                                                                   57,103
Net change in unrealized appreciation of investments                                                              715,928
 Net realized and unrealized gain on investments                                                                  773,031
   Change in net assets resulting from operations                                                             $ 3,536,028

(See Notes which are an integral part of the Financial Statements)

WesMark West Virginia Municipal Bond Fund
Statement of Changes in Net Assets


                                                                                          Year Ended        Period Ended
                                                                                          January 31,        January 31,

                                                                                              1999             1998(a)
Increase (Decrease) in Net Assets:

Operations--

Net investment income                                                                      $ 2,762,997        $ 2,171,782
Net realized gain on investments ($57,103 and $48,886,
respectively, as computed for federal tax purposes)                                             57,103             48,886
Net change in unrealized appreciation                                                          715,928          1,849,155
 Change in net assets resulting from operations                                              3,536,028          4,069,823
Distributions to Shareholders--
Distributions from net investment income                                                    (2,762,997)        (2,171,782)
Distributions from net realized gains                                                          (57,098)           (44,265)
 Change in net assets resulting from distributions to shareholders                          (2,820,095)        (2,216,047)
Share Transactions--
Proceeds from sale of shares                                                                 8,667,474         10,310,985
Proceeds from shares issued in connection with the merger

of Common Trust Funds                                                                               --         60,003,151(b)
Net asset value of shares issued to shareholders in payment of
distributions declared                                                                         212,751            185,660
Cost of shares redeemed                                                                     (8,543,249)        (5,972,816)
 Change in net assets resulting from share transactions                                        336,976         64,526,980
   Change in net assets                                                                      1,052,909         66,380,756
Net Assets:

Beginning of period                                                                         66,380,756                 --
End of period (including undistributed net investment
income of $177 at January 31, 1999)                                                        $67,433,665        $66,380,756

(a) For the period from April 14, 1997 (date of initial public investment) to January 31, 1998.

(b) Includes $41,927 of unrealized appreciation at April 14, 1997 related to the acquisition of the Common Trust Funds.

  (See Notes which are an integral part of the Financial Statements)

WesMark West Virginia Municipal Bond Fund

Financial Highlights

(For a share outstanding throughout each period)


                                                                          Year         Period
                                                                          Ended         Ended

                                                                        January 31,   January 31,
                                                                           1999        1998(a)

Net asset value, beginning of period                                      $ 10.30       $ 10.00
Income from investment operations
 Net investment income                                                       0.43          0.35
 Net realized and unrealized gain on investments                             0.12          0.31
 Total from investment operations                                            0.55          0.66
Less distributions

 Distributions from net investment income                                   (0.43)        (0.35)
 Distributions from net realized gain on investments                        (0.01)        (0.01)
 Total distributions                                                        (0.44)        (0.36)
Net asset value, end of period                                            $ 10.41       $ 10.30
Total return (b)                                                             5.46%         6.64%
Ratios to average net assets
 Expenses                                                                    0.74%       0.74%*
 Net investment income                                                       4.20%       4.26%*
 Expense waiver/reimbursement (c)                                            0.29%       0.30%*
Supplemental data

 Net assets, end of period (000 omitted)                                  $67,434       $66,381
 Portfolio turnover                                                            17%            6%

 * Computed on an annualized basis.

 (a) Reflects operations for the period from April 14, 1997 (date of initial public investment) to January 31, 1998.

 (b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

WesMark West Virginia Municipal Bond Fund

Notes to Financial Statements

January 31, 1999

1.  Organization

WesMark Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end, management investment company. The Trust consists of four portfolios. The financial statements included herein are only those of WesMark West Virginia Municipal Bond Fund (the "Fund"), a non-diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. The investment objective of the Fund is to provide current income which is exempt from federal income tax and the income taxes imposed by the State of West Virginia.

On April 14, 1997, the Fund acquired a portfolio of a common trust fund managed by the Adviser. The acquisition was accomplished by a tax-free exchange of 6,000,315 shares of the Fund valued at $60,003,151 and unrealized appreciation of $41,927.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

   Investment Valuations--Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue, and any other factors or market data the pricing service deems relevant. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value.

   Investment Income, Expenses and Distributions--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Distributions to shareholders are recorded on the ex-dividend date.

   Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principals. These differences are primarily due to differing treatments for market discount reclasses. The following reclassifications have been made to the financial statements.


                         Increase (Decrease)
                   Accumulated
                   Net Realized  Undistributed Net

  Paid-In Capital  Gain/Loss     Investment Income

        $1            $(178)       $177

   Net investment income, net realized gains/losses, and net assets were not affected by this reclassification.

   Federal Taxes--It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

   When-Issued and Delayed Delivery Transactions--The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

   Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

   Other--Investment transactions are accounted for on the trade date.

3.  Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).


Transactions in shares were as follows:

                                                         Year Ended         Period Ended
                                                      January 31, 1999   January 31, 1998(a)

Shares sold                                                    840,868          1,013,112
Proceeds from shares issued in connection with the

merger of Common Trust Funds                                        --          6,000,315
Shares issued to shareholders in payment of
distributions declared                                          20,618             18,188
Shares redeemed                                               (828,516)          (587,622)
 Net change resulting from share transactions                   32,970          6,443,993

(a) Reflects operations for the period from April 14, 1997 (date of initial public investment) to January 31, 1998.

4.  Investment Advisory Fee and Other Transactions with Affiliates

   Investment Advisory Fee--WesBanco Bank Wheeling, the Fund's investment adviser (the "Adviser" or "WesBanco") receives for its services an annual investment advisory fee equal to 0.60% of the Fund's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

   Administrative Fee--Federated Services Company ("Fserv") provides the Fund with certain administrative personnel and services. The fee paid to FServ is based on the level of average aggregate net assets of the Trust for the period.

   Distribution Services Fee--The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Edgewood Services, Inc., the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Fund shares, annually, to compensate Edgewood Services, Inc. For the year ended January 31, 1999, the Fund did not incur a distribution services fee.

   Shareholder Services Fee--Under the terms of a Shareholder Services Agreement with WesBanco, the Fund will pay WesBanco up to 0.25% of average daily net assets of the Fund for the period. The fee paid to WesBanco is used to finance certain services for shareholders and to maintain shareholder accounts. For the year ended January 31, 1999, the Fund did not incur a shareholder services fee.

   Transfer and Dividend Agent Fees and Expenses--FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on size, type, and number of accounts and transactions made by shareholders.

   Portfolio Accounting--FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the year, plus out-of-pocket expenses.

   Custodian Fees--WesBanco is the Fund's custodian. The fee is based on the market value of Fund securities held in custody plus certain securities transaction charges.

   Interfund Transactions--During the period ended January 31, 1999, the Fund engaged in purchase and sale transactions with mutual funds and/or common trust funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions were made at current market value pursuant to Rule 17a-7 under the Act amounting to $16,131,941 and $16,831,080, respectively.

   Organizational Expenses--Organizational expenses of $6,169 were borne initially by the Adviser. The Fund has reimbursed the Adviser for the expenses. These expenses have been deferred and are being amortized over the five-year period following the Fund's effective date.

   Other Affiliated Parties and Transactions--Pursuant to an exemptive order issued by the SEC, the Fund may invest in certain affiliated money market funds. As of January 31, 1999, the Fund owned 0.01% of the outstanding shares of the Federated Tax-Free Obligations Fund, which is distributed by an affiliate of the Fund's distributor.

   General--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

5.  Investment Transactions

Purchases and sales of investments, excluding short-term and conversion securities, for the year ended January 31, 1999, were as follows:


Purchases                                                 $11,492,177
Sales                                                     $10,991,075


6.  Concentration of Credit Risk

Since the Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at January 31, 1999, 65% of the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 28% of total investments.

7.  Year 2000 (Unaudited)

Similar to other financial organizations, the Fund could be adversely affected if the computer systems used by the Fund's service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Fund's Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Fund's other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

Independent Auditors' Report

To the Board of Trustees of WESMARK FUNDS and Shareholders of WESMARK WESTVIRGINIAMUNICIPALBONDFUND:

We have audited the accompanying statement of assets and liabilities of WesMark West Virginia Municipal Bond Fund (a portfolio of WesMark Funds), including the portfolio of investments, as of January 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for the year ended January 31, 1999 and the period from April 14, 1997 (date of initial public investment) to January 31, 1998, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of WesMark West Virginia Municipal Bond Fund's management. Our responsibility is to express an opinion of these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of January 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of WesMark West Virginia Municipal Bond Fund as of January 31, 1999, the results of its operations for the year then ended, the changes in its net assets for the year ended January 31, 1999 and the period from April 14, 1997 (date of initial public investment) to January 31, 1998, and its financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHELLP

Pittsburgh, Pennsylvania
March 19, 1999

Trustees

John F. Donahue
Thomas G. Bigley
John T. Conroy, Jr.

Nicholas P. Constantakis
William J. Copeland
John F. Cunningham
Lawrence D. Ellis, M.D.
Edward C. Gonzales
Peter E. Madden
Charles F. Mansfield, Jr.

John E. Murray, Jr., J.D., S.J.D.
Marjorie P. Smuts
John S. Walsh

Officers
John F. Donahue

 Chairman
Edward C. Gonzales

 President and Treasurer
J. Christopher Donahue

 Executive Vice President
John W. McGonigle

 Executive Vice President and Secretary
Richard B. Fisher

 Vice President
C. Christine Thomson

 Vice President and Assistant Treasurer
C. Todd Gibson

 Assistant Secretary

 Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.

[Logo of WesMark]
Annual Report
Dated January 31, 1999

[Logo of Federated]
Cusip 951025105
G02160-05 (3/99)

[Logo of WesBanco]